Subsequent Events	3 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent Events	Subsequent Events
Acquisition of Blade Europe

On September 1, 2022, Blade acquired, through Blade Europe SAS, a wholly-owned French société par actions simplifiée subsidiary (“Blade Europe”), 100% of the share capital and voting rights of Héli Tickets France SAS (“Héli Tickets France”), a French société par actions simplifiée, which was then renamed “Blade France SAS” (“Blade France”) and of Helicopter Monaco SARL (“Helicopter Monaco”), a Monegasque société à responsabilité limitée, which was then renamed “Blade Monaco SARL” (“Blade Monaco”). These acquisitions are part of Blade growth strategy of leveraging its asset-light model, technology and recognized brand to aggregate the use cases for urban air mobility. The routes in Southern France, Monaco, Italy and Switzerland, meet the criteria given the geography, short distances and large addressable markets. In addition these markets have connectivity to our existing service areas where the Blade brand enjoys recognition, creating the opportunity for cross pollination between our North American and European customer base. We hereafter refer to the three European legal entities (Blade Europe, Blade France and Blade Monaco) collectively as “Blade Europe”.

Prior to Blade’s acquisition of Heli Tickets France and Helicopter Monaco, the sellers completed a series of reorganization transactions in which all assets and liabilities relating to the distribution and commercial passenger transportation activities of Héli Sécurité SAS, a French société par actions simplifiée (“Héli Sécurité”) and Azur Hélicoptère SAS, a French société par action simplifiée (“Azur”) were transferred to Héli Tickets France and all assets and liabilities relating to the distribution and commercial passenger transportation activities of Monacair S.A.M., a Monegasque société anonyme (“Monacair” and collectively with Héli Sécurité and Azur, the “Operators”) were transferred to Helicopter Monaco.

Simultaneous with the acquisition, on September 1, 2022, Blade Europe entered into an Aircraft Operator Agreement (the “Europe AOA”) with the sellers and the Operators and is for an initial ten-year term for 14 aircraft.  Under the Europe AOA, the number of aircraft available to Blade and the corresponding number of minimum flight hours guaranteed to the operators by Blade, could be adjusted at the beginning of each calendar year upon reaching a mutual agreement.
Blade paid an aggregate cash purchase price for the shares of Héli Tickets France and Helicopter Monaco of €47,800 ($48,101). Acquisition costs of $2,785 were expensed as incurred and are included in general and administrative expenses in the unaudited interim condensed consolidated statement of operations for the period ended September 30, 2022.

The results of Blade Europe for the period from September 1, 2022 (“acquisition date”) would be included in our Short Distance line of business.

Net Assets Acquired

The assets acquired and liabilities assumed will be included in subsequent consolidated financial statements as of the acquisition date. Total assets acquired included a preliminary estimate of identifiable intangible asset of $28,861. At the time of acquisition, the Company recognized an asset for a preliminary estimate of goodwill, determined as the excess of the purchase price over the net fair value of the assets acquired and liabilities assumed that amounted to $19,026. The value of the components within goodwill included expected revenue and cost synergies, exclusivity rights for transportation services, new customers and key personnel.

The purchase price allocation is preliminary and, as additional information becomes available, the Company may further revise the preliminary purchase price allocation during the remainder of the measurement period, which will not exceed 12 months from the acquisition date. Measurement period adjustments will be recognized in the reporting period in which the adjustment amounts are determined. The purchase price was allocated on a preliminary basis as follows:

Accounts receivable	$1,307
Prepaid expenses and other current assets	190
Property and equipment, net	143
Identifiable intangible assets	28,861
Operating right-of-use asset	11,913
Other non-current assets	69
Total identifiable assets acquired	42,483
Accounts payable and accrued expenses	1,003
Operating lease liability	11,913
Deferred revenue	492
Total liabilities assumed	13,408
Net assets acquired	29,075
Goodwill	19,026
Total consideration	$48,101

A preliminary assessment of the fair value of identified intangible assets and their respective lives as of the acquisition date are as follows:

	Estimated Useful Life	Fair Value
Exclusive rights to air transportation services	10	$25,975
Customer list	3	2,886
Total identifiable intangible assets		$28,861

Preliminary identified intangible assets in the table above will be amortized on a straight-line basis over the estimated useful lives. The Company believes that the straight-line method of amortization is the most appropriate methodology as it is supported by the pattern in which the economic benefits of the intangible assets are consumed.
Other subsequent events

In November 2022, the Company granted an aggregate of 4,627,161 of the Company's restricted stock units to various employees and officers under the 2021 Omnibus Incentive Plan. These restricted stock units will vest over a four year period with the latest vesting occurring on January 1, 2027. The weighted average grant date fair value of these restricted stock units is $4.62 per share.

In December 2022, the Company restated and amended its CPA with one of its aircraft operators, whereby the operator dedicated six aircraft for the exclusive use of Blade for three years. Blade has the right to terminate this agreement without cause upon 60 days written notice. Upon such termination, the guarantee would be pro-rated to the date of the termination and the operator would be entitled to retain any unapplied deposit at the time of such termination.
The above agreement increases the Company’s CPA obligations (as provided in Note 10) for the years ending December 31, 2022, 2023, 2024, 2025 by $0, $15,123, $9,497 and $16,248, respectively, and for each of the years ending December 31, 2026 through 2032 by $7,248.